EXHIBIT 10.22(z)

Supplemental Agreement No. 25

to

Purchase Agreement No. 1951

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of
December 31, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700, 737-800, and 737-900 aircraft (the Aircraft); and

WHEREAS, Boeing and Buyer have mutually agreed to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and the Buyer have agreed that such [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be subject to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, the parties agree to concurrently execute Supplemental Agreement No. 8 to Purchase Agreement No. 2060 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the execution of this Supplemental Agreement No. 25; and

WHEREAS, Boeing and Buyer have mutually agreed that the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Tables and Exhibits:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 25.

1.3 Remove and replace, in its entirety, pages T-3-2 and T-3-3 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-800 Aircraft", with revised pages T-3-2 and T-3-3 attached hereto, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /S/ Charles H. Leach By: /S/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President -

      Finance and Treasurer

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 5

2. Delivery, Title and Risk
of Loss 2-1

3. Price of Aircraft 3-1 SA 22

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail
Specification 7-1 SA 5

8. Federal Aviation Requirements and
Certificates and Export License 8-1 SA 5

9. Representatives, Inspection,
Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1

12. Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
and Insurance 12-1

13. Buyer Furnished Equipment and
Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 17

15. Miscellaneous 15-1

Page SA

Number Number

TABLES

1. Aircraft Deliveries and
Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and
Descriptions - 737-700 T-2 SA 24

Aircraft Deliveries and
Descriptions - 737-800 T-3 SA 25

Aircraft Deliveries and

Descriptions - 737-600 T-4 SA 4

Aircraft Deliveries and
Descriptions - 737-900 T-5 SA 22

EXHIBITS

A-1 Aircraft Configuration - Model 737-724 SA 23

A-2 Aircraft Configuration - Model 737-824 SA 2

A-3 Aircraft Configuration - Model 737-624 SA 1

A-4 Aircraft Configuration - Model 737-524 SA 3

A-5 Aircraft Configuration - Model 737-924 SA 22

B Product Assurance Document SA 1

C Customer Support Document - Code Two -
Major Model Differences SA 1

C1 Customer Support Document - Code Three -

Minor Model Differences SA 1

D Aircraft Price Adjustments - New
Generation Aircraft (1995 Base Price) SA 1

D1 Airframe and Engine Price Adjustments - Current Generation Aircraft SA 1

D2 Aircraft Price Adjustments - New
Generation Aircraft (1997 Base Price) SA 5

E Buyer Furnished Equipment
Provisions Document SA 20

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R3 Seller Purchased Equipment SA 5

1951-3R16 Option Aircraft-Model 737-824 Aircraft SA 24

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R2 Promotional Support - New Generation

Aircraft SA 5

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - New Generation
Aircraft SA 4

1951-9R11 Option Aircraft-Model 737-724 Aircraft SA 24

1951-11R1 Escalation Sharing-Current Generation
Aircraft SA 4

1951-12R3 Option Aircraft - Model 737-924 Aircraft SA 24

1951-13 Configuration Matters - Model 737-924 SA 5

1951-14 Installation of Cabin Systems Equipment SA 22

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model

737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model

737-824 Aircraft

6-1162-MMF-308R3 Disclosure of Confidential

Information SA 5

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED SA 1

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-MMF-311R4 [CONFIDENTIAL MATERIAL OMITTED SA 22

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-MMF-312R1 Special Purchase Agreement

Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to the

Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model

737-524 Aircraft SA 3

6-1162-GOC-015 [CONFIDENTIAL MATERIAL OMITTED SA 2

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-GOC-131R3 Special Matters SA 22

6-1162-DMH-365 Performance Guarantees - Model

737-924 Aircraft SA 5

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED SA 8

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED SA 14

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED SA 14

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED SA 16

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10,1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10,1997

Supplemental Agreement No. 5 May 21,1998

Supplemental Agreement No. 6 July 30,1998

Supplemental Agreement No. 7 November 12,1998

Supplemental Agreement No. 8 December 7,1998

Supplemental Agreement No. 9 February 18,1999

Supplemental Agreement No. 10 March 19,1999

Supplemental Agreement No. 11 May 14,1999

Supplemental Agreement No. 12 July 2,1999

Supplemental Agreement No. 13 October 13,1999

Supplemental Agreement No. 14 December 13,1999

Supplemental Agreement No. 15 January 13,2000

Supplemental Agreement No. 16 March 17,2000

Supplemental Agreement No. 17 May 16,2000

Supplemental Agreement No. 18 September 11,2000

Supplemental Agreement No. 19 October 31,2000

Supplemental Agreement No. 20 December 21,2000

Supplemental Agreement No. 21 March 30,2001

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 22 May 23,2001

Supplemental Agreement No. 23 June 29,2001

Supplemental Agreement No. 24 August 31,2001

Supplemental Agreement No. 25 December 31,2001

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-800 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]